UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 1, 2008

HOMELAND SECURITY CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	814-00631	52-2050585
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)

1005 North Glebe Road, Suite 550, Arlington, VA 22201

Registrant’s telephone number, including area code: (703) 528-7073

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On October 6, 2008, Homeland Security Capital Corporation, a Delaware corporation, issued a Press Release announcing that it has published the official script of its financials for fiscal year ended June 30, 2008, on its corporate website, hscapcorp.com. A copy of the Press Release and the script are attached hereto.

ITEM 9.01 EXHIBITS.

(a)
Not Applicable.

(b)
Not Applicable.

(c)
Not Applicable.

(d)
Exhibit No. Description:

Exhibit	Description	Location

99.1	Press Release	Provided herewith

99.2	Financials Script	Provided herewith

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2008

HOMELAND SECURITY CAPITAL CORPORATION
By:	/s/	Michael Brigante
Name:		Michael Brigante
Title:		Chief Financial Officer

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